Exhibit 10.33
Executed Version

Certain identified information marked with '"[***]" has been omitted from this document because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

AMENDMENT No. 5 TO THE LETTER AGREEMENT COM0271-15

This Amendment No.5 COM0868-19 (the "Amendment No. 5") dated as of October 24, 2019 is between Embraer S.A. ("Embraer") and Aircastle Holding Corporation Limited ("Buyer"), collectively referred to herein as the "Parties", and constitutes an amendment and modification to Letter Agreement COM0271-15 dated June 12, 2015 as amended from time to time (the "Letter Agreement").
All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Letter Agreement and in case of any conflict between this Amendment No. 5 and the Letter Agreement, this Amendment No. 5 shall control.

WHEREAS, [***].

NOW, THEREFORE, for good and valuable consideration, which is hereby acknowledged by the Parties, Embraer and Buyer agree as follows:
1. [***]

[***].

2. REINSTATEMENT OF LETTER AGREEMENT

All other provisions and conditions of the referenced Letter Agreement, as well as its related Attachments, which are not specifically modified by this Amendment No. 5 shall remain in full force and effect without any change.

3. COUNTERPARTS

This Amendment No. 5 may be signed by the Parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the "same instrument and all of which when taken together shall constitute one and the same instrument.
This Amendment No. 5 may be signed by facsimile or email electronic signature with originals duly signed to follow by an internationally recognized courier.

[INTENTIONALLY LEFT BLANK - SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 5 to be effective as of the date first written above.

EMBRAER S.A.	AIRCASTLE HOLDING CORPORATION LIMITED
By /s/ Nelson Salgado Name: Nelson Salgado Title: Executive Vice President & CFO	By /s/ Stephen Quinn Name: Stephen Quinn Title: Director
By /s/ Simon Newitt Name: Simon Newitt Title: Vice President, Contracts Commercial Aviation
Place: São José dos Campos - SPBrazil	Place: Stamford, CT USA

ATTACHMENT "B"
FERRY FLIGHT ASSISTANCE AND PRODUCT SUPPORT PACKAGE

1.	FERRY FLIGHT ASSISTANCE

Embraer will make available to Buyer or Buyer’s Lessee [***] the services of a third party representative at the airport in which the Aircraft will make the last stop in Brazilian territory, to assist Buyer’s or Buyer’s Lessee crew in its process to clear customs in Brazil. Such services do not include handling services such as refueling, ground equipment and communications and Buyer or Buyer’s Lessee shall hire such services from a handling service company. Buyer or Buyer’s Lessee shall also be responsible for [***] required for the ferry flight. [***].
1.1If it is necessary that any ferry equipment be installed by Embraer in the Aircraft for the ferry flight between Brazil and final destination, Embraer will make available, upon Buyer’s or Buyer’s Lessee’s written request, a standard and serviceable ferry equipment to Buyer or Buyer’s Lessee (hereinafter the “Kit”) at no charge, except as set forth below. In this case, Buyer or Buyer’s Lessee shall immediately upon the Aircraft arrival at its final destination, remove the Kit from the Aircraft and return it to a freight forwarder agent as determined by Embraer, in FCA (Free Carrier - Incoterms 2010) condition.
In case Embraer provides the Kit to Buyer or Buyer’s Lessee and irrespective of whether (i) the Kit is utilized, whether totally or not, such decision to be taken in Embraer’s reasonable discretion, or (ii) the Kit is not used and in either the case of (i) or (ii), is not returned to Embraer freight forwarder agent complete and in the same condition as it was delivered to Buyer or Buyer’s Lessee within [***] after Aircraft arrival in final destination, Buyer or Buyer’s Lessee shall [***] shall become the property [***]. In addition, if [***] after such period shall not be an Embraer obligation.

2.	PRODUCT SUPPORT PACKAGE

2.1	MATERIAL SUPPORT

2.1.1	SPARES POLICY

Embraer guarantees the supply of spare parts, ground support equipment and tooling, except engines and their accessories but including the landing gear, APU and their accessories, hereinafter referred to as "Spare(s)", for the Aircraft for a period of [***]. Such Spares shall be supplied according to the prevailing availability, sale conditions, delivery schedule and effective price on the date of acceptance by Embraer of a purchase order placed by Buyer [***]. The Spares may be supplied either by Embraer in Brazil or through its subsidiaries or distribution centers located abroad.
The sale and export of Spares to Buyer or Buyer’s Lessee may be subject to export controls and other export documentation requirements of the United States and other countries. Buyer and Buyer’s Lessee shall agree that neither Embraer nor any of its subsidiaries, affiliates or Vendors shall be liable for failure to provide Spares and/or services, including without limitation the Services, under this Agreement or otherwise as a result of any ruling, decision, order, license, regulation, or policy of the competent authorities prohibiting the sale, export, re-export, transfer, or release of a Spare or its related technology. Buyer and Buyer’s Lessee shall comply with any conditions and requirements imposed by the competent authorities and, upon Embraer’s request, shall execute and deliver to Embraer any relevant end-user certificates.
Export of (i) IESI (Integrated Electronic Standby Instrument System) manufactured by Thales Avionics with an embedded QRS-11 gyroscopic microchip used for emergency backup and flight safety information and (ii) IRU (Inertial Reference Unit) manufactured by Honeywell International are subject to export control under United States law. Transfer or re-export of such items, as well as their related technology and software, may require prior authorization from the U.S. Government.

2.1.2	RSPL

Upon Buyer's Lessee’s request, Embraer shall present to Buyer’s lessee a recommended Spare provisioning list (the "RSPL"). The objective of the RSPL is to provide Buyer’s Lessee with a detailed list of Spares that will be necessary to support the initial operation and maintenance of the Aircraft by Buyer’s Lessee. Such recommendation will be based on the experience of Embraer and on the operational parameters established by Buyer’s Lessee.
Embraer will provide a qualified team to attend pre-provisioning conferences as necessary to discuss Buyer’s Lessee requirements and the RSPL as well as any available spare parts support programs offered by Embraer. Such meeting shall be held at a mutually agreed upon place and time, but in no event less than [***].
[***] directly from Vendors. Spares contained in the RSPL for which Buyer’s Lessee places a purchase order with Embraer (the "IP Spares") will be delivered by Embraer to Buyer’s Lessee within [***] in FCA (Free Carrier - Incoterms 2010) condition, at the port of clearance indicated by Embraer.
In order to ensure the availability of IP Spares in accordance with the foregoing at the time of entry into service of the first Aircraft to Buyer’s Lessee, Buyer shall be responsible to cause Buyer’s Lessee to commit to place a purchase order with Embraer for those IP Spares Buyer’s Lessee has decided to acquire from Embraer, as soon as practical and in any event not less than [***] prior to the Contractual Delivery Date of the first Aircraft to each Buyer’s Lessee. [***] Buyer shall be responsible to cause Buyer’s Lessee to demonstrate that it has acquired or ordered IP Spares from sources other than Embraer to complement the RSPL in a timely manner.

2.1.3	OTHER SPARES SERVICES

AOG services: Embraer will maintain a call center for the AOG services, twenty four (24) hours a day, seven (7) days a week. All the contacts with the call center can be made through regular direct lines in Brazil (phone and fax), e-mail and also through the FlyEmbraer e-commerce system in case Buyer subscribes to this service. The information concerning regular direct lines and e-mail address shall be obtained through the Customer Account Manager designated to Buyer’s Lessee by Embraer or through Embraer’s Customer Service offices.
Embraer will, subject to availability, deliver Spares requested as AOG orders in FCA (Free Carrier - Incoterms 2010) condition, at the Embraer’s facility nearest to the Buyer’s Lessee premises informed in Buyer’s Lessee’s shipping instructions.
Routine and/or critical Spares: Embraer will deliver routine and/or critical Spares (other than AOG Spares) in FCA condition, Embraer’s facility, from the location were such Spares are available. Routine and/or critical Spares shall be delivered according to their lead times, depending upon the purchase order priority. All Spares will be delivered with the respective authorized release certificate or any similar document issued by a duly authorized person.

2.2	AIRCRAFT TECHNICAL PUBLICATIONS:

2.2.1	EMBRAER PUBLICATIONS [***]
Embraer shall provide [***] (the “Technical Publications”).
Embraer shall provide, [***]. Access to such publications [***] shall be available at the then prevailing Embraer’s list price. The use of Technical Publications obtained from FlyEmbraer is subject to prior approval of the relevant airworthiness authorities.
[***].

2.2.2	VENDOR PUBLICATIONS
The technical publications regarding parts, systems or equipment supplied by Vendors and installed by Embraer in the Aircraft during the manufacturing process, will be supplied to Buyer and Buyer’s Lessee directly by such Vendors, in their original content and available format/media and/or on-line access, as the case may be. Vendors are also responsible to keep publications updated through a direct communication system with Buyer and Buyer’s Lessee. Embraer shall use commercially reasonable efforts to cause Vendors to supply their respective technical publications in a prompt and timely manner.

2.2.3
The Parties further understand and agree that in the event Buyer elects not to take all or any one of the Technical Publications of Software above mentioned, or revisions thereof, no refund or other financial adjustment of the Aircraft Basic Price will be made.

2.3	SERVICES

[***] except as set forth below, Embraer shall provide the Services described in this Article 2.3, in accordance with the terms and conditions below. Buyer shall have the right to [***]:

2.3.1	Familiarization Programs:

a.	The familiarization programs specified below are offered [***] except for any travel, board and lodging expenses [***] whether imposed by the Airworthiness Authority or other authority [***].

b.
The familiarization programs shall, at Embraer’s criteria, be conducted [***]. Such familiarization programs shall be in accordance with all applicable regulations and requirements of and approved by the Airworthiness Authority. [***] shall be solely responsible for preparing and submitting its training programs to the Airworthiness Authority for approval.

c.
All familiarization programs shall be provided at the training centers of Embraer, Flight Safety International or other Embraer designated training provider at its respective training center or in such other location as Embraer, Flight Safety International or other Embraer designated training provider may reasonably indicate. Buyer or Buyer’s Lessee shall be responsible for all costs and expenses related to the training services (including but not limited to instructor travel tickets, local transportation, lodging, per diem and non-productive days), in the event Buyer or Buyer’s Lessee requires that any training services be carried outside such indicated training facilities.

d.
Notwithstanding the eventual use of the term “training” in this paragraph 2.3.1, the intent of this program is solely to familiarize Buyer or any Buyer’s Lessee pilots, mechanics, employees or representatives with the operation and maintenance of the Aircraft. It is not the intent of Embraer to provide basic training (“ab-initio”) to any representatives of Buyer or any Buyer’s Lessee.

e.
Any trainee appointed by Buyer or Buyer’s Lessee for participation in any of the familiarization programs shall be duly qualified per the governing body in the country of Buyer’s or Buyer’s Lessee’s operation and fluent in the English language as all training will be conducted in, and all training material will be presented in, such language. Pilots and mechanics shall also [***] as applicable, [***]. Neither Embraer, Flight Safety International nor other Embraer designated training provider make any representation or give any guarantee regarding the successful completion of any training program by Buyer’s or Buyer’s Lessee’s trainees, for which Buyer or Buyer’s Lessee shall be solely responsible.

f.	The familiarization programs [***] shall be carried out [***]. Substitutions of appointed trainees will not be accepted during this period.

g.	Training entitlements regarding each Aircraft that remain unused up to [***] shall expire [***].

h.	The familiarization programs referred to above covers:
h.1    One (1) pilot familiarization program [***].
h.2    One (1) maintenance familiarization course [***].
h.3    One (1) qualified flight attendant familiarization program [***].

i.
The presence of Buyer’s or Buyer’s Lessee’s authorized trainees shall be allowed exclusively in those areas related to the training hereof and Buyer and each Buyer’s Lessee shall hold harmless Embraer from and against all and any kind of liabilities in respect of such trainees to the extent permitted by law.

2.3.2	On site support:

a.	Embraer shall provide the following on site support services:

[***] Embraer shall provide Buyer with field support representative (“FSR”)
Such FSR shall be indicated or substituted by Embraer at its sole discretion. [***].
[***].
The sole purpose of the start-up team members is to advise and assist with [***].

b.
[***] shall provide such FSR (hereinafter defined as “Embraer Rep”) with communication services (international telephone line, facsimile, internet service and photocopy equipment) as well as suitable secure and private office facilities and related equipment including desk, table, chairs and file cabinet [***].

c.	During the stay of Embraer Rep at [***] shall permit access to the maintenance and operation facilities as well as to the data and files of [***].

d.	Embraer shall [***].

e.	The Embraer Rep shall not participate in test flights or flight demonstrations without the previous written authorization from Embraer.

f.
The Parties further understand and agree that in the event Buyer elects not to take all or any portion of the on site support provided for herein, no [***]. Any other additional on site support shall depend on mutual agreement between the Parties and shall be charged by Embraer accordingly.

g.	The presence of Embraer Rep shall be allowed exclusively in those areas related to the subject matter hereof [***].

h.
Embraer may, at its own cost and without previous notice to Buyer or, Buyer’s Lessee substitute at its sole discretion the Embraer Reps rendering the Services at any time during the period in which Services are being rendered.

i.	The rendering of the Services by Embraer’s Rep shall, at all times, be carried out in compliance with the applicable labor legislation.

j.
During the rendering of the Services, while on the premises of any Buyer’s Lessee, Embraer Reps shall strictly follow the administrative routines and proceedings of such Buyer’s Lessee, which shall have been expressly and clearly informed to Embraer Reps upon their arrival at said premises.

k.
Embraer shall have the right to interrupt the rendering of the Services (i) should any situation occur which, at the sole discretion of Embraer, could represent a risk to the safety or health of Embraer Reps or (ii) upon the occurrence of any of the following events: strike, insurrection, labor disruptions or disputes, riots, or military conflicts. Upon the occurrence of such an interruption, Embraer shall resume the rendering of the Services for the remainder period immediately after having been informed by Buyer or Buyer’s Lessee, in writing, of the cessation thereof. No such interruption in the rendering of the Services shall give reason for the extension of the Services beyond the periods identified above.

2.3.3	Account Manager:

Embraer shall assign one (1) non-dedicated Account Manager to support Buyer and each Buyer’s Lessee shortly after execution of the Purchase Agreement and to support the operations of all Aircraft in the fleets of Buyer or Buyer’s Lessees in revenue service for passenger transportation. The Account Manager will be responsible for coordinating all product support related actions of Embraer aiming to assure a smooth Aircraft introduction into service and, thereafter, for concentrating and addressing all issues concerning the operation of the Aircraft by Buyer or each Buyer’s Lessee. A team composed of regional technical representatives, regional spare parts representatives and regional field engineers, as necessary and applicable, shall support the Account Manager.

2.3.4	Remote Technical and Engineering Support

Embraer shall provide remote technical and engineering support services, [***].
Technical and engineering support is also available to assist Buyer and each Buyer’s Lessee in performing structural repairs on the Aircraft. Such assistance consists of [***]. This support shall be provided on an individual event basis and Embraer may charge Buyer and Buyer’s Lessee for the rendering of such assistance.

2.3.5	Insurance

As a condition precedent to any Embraer support with respect to any Aircraft pursuant to this Attachment B [***], in accordance with the clauses contained in Exhibit “1” to this Attachment and [***].

2.4	DISCLOSURE OF [***]

Buyer shall not [***].

2.5	INDEMNITY

To the extent permitted by law, Buyer agrees [***] indemnify and hold harmless Embraer, its subsidiaries, affiliates, and their respective officers, directors, agents, employees, representatives and assignees (“Indemnified Parties”) from and against all liabilities, damages, losses, judgments, claims and suits, including costs and expenses incident thereto, which may be suffered by, accrued against, be charged to or recoverable from the Indemnified Parties by reason of loss or damage to property, including the Aircraft, or by reason of injury or death of any person resulting from or in any way connected with the performance of the Services by the Indemnified Parties for or on behalf of Buyer or Buyer’s Lessee, as applicable, related to Aircraft delivered by Embraer to Buyer, any other services related to the Services such as technical operations, maintenance, and training services and assistance performed while on the premises of Embraer, Buyer or Buyer’s Lessee, as applicable, while in flight or while performing any such activities, at any place, in conjunction with the Aircraft operations of Buyer or Buyer’s Lessee, as applicable (collectively referred to as "Indemnified Services") but for those liabilities, damages, losses, judgments, claims and suits which are caused by gross negligence or willful misconduct on the part of the Indemnified Parties, in rendering the Indemnified Services.

EXHIBIT 1 TO ATTACHMENT “B” - SPECIAL INSURANCE CLAUSES

Buyer shall include the following clauses in its [***]:

a)	[***].

b)	[***].

c)
Notwithstanding anything to the contrary as specified in the Policy or any endorsement thereof, the coverage stated in paragraphs a) and b) above, shall not be cancelled or modified by the Insurer, without [***] written notice to Embraer to such effect.

This Endorsement attaches to and forms part of Policy No. ______________, and is effective from the ____ day of ______, 20__.

ATTACHMENT "[***]"
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ATTACHMENT "[***]"
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